EXHIBIT 10.4




                           Planning Permit
    for a Construction Project of the People's Republic of China



                          Serial No.: 2003-guichangjianzi-0158

In accordance with the provisions of Article 32, City Planning Law of the People's Republic of China, through the examination and approval, this construction project complies with the requirements of city planning and is permitted to commence construction, and the certificate is hereby issued.




Seal of Issuing organ:

Date: September 4, 2003




Construction unit:
-----------------


          Beijing Dahua Real Estate Development Ltd.


Name of construction Project:
-----------------------------

           Type A housing etc., 7 items totally


Location of Construction:
-------------------------

           Beiqijia Township, Changping District

Scale of construction:
----------------------

           23,188 square meters


Name of the attached drawings and annexes:
-----------------------------------------

    A copy of annex to Planning Permit for Construction Project of this project.

    A copy of design drawing of this project


Notice:

1. The certificate is the legal voucher of all kinds of projects that permitted construction, through the examination and approval of the city planning administrative department in the city-planning district.

2. Any construction without the certificate, or construction not in compliance with the regulations of the certificate shall be deemed illegal construction.

3. No provision of the certificate shall be changed without approval of the issuing organ.

4. During the period of construction of the project, the construction unit shall have the obligation to submit the certificate for examination at any time in accordance with the requirements of the city planning administrative authority.

5. The attached drawings and annexes requires that the certificate shall be confirmed by the issuing organ, and have equal validity with the certificate.






               Annex to Planning Permit for Construction Project

                            Construction Project


                                           2003-guichangjianzi-0158


Construction unit:              Beijing Dahua Real Estate Development Ltd.
Location of construction:       Beiqijia Township, Changping District
Drawing No.:
Contact of construction unit:   Xiong Yunbao
Telephone:                      13601018837
Issuing date:                   September 4, 2003


  Name of        Scale of   Number of layer
construction   construction ----------------                Number
  project        (square     Over     Under    Height         of      Construction   Cost
                  meter)   -ground   -ground   (in meter)  Building     Type       (in Yuan)     Note
--------------  ----------  --------  ------  ----------  ----------  ---------  -----------   --------
A-type housing    2060	       3        0       13.82	      4	        Masonry    2,678,000
B-type housing	  3090	       3	0       13.32	      6	        Masonry    4,017,000
C-type housing	  1860	       3	0       13.02	      6	        Masonry    2,418,000
D-type housing	  2780	       3	0       12.95	     10	        Masonry    3,614,000
-------------------------------------------------------------------------------------------------------

cc: City Planning Bureau, construction unit



NOTES:

1. The annex hereof and the Construction Planning Certificate are equally valid.

2.   Notices can be referred to the Construction Planning Certificate.

NOTICES:

1. Only after the completion of the setting-out work for this project and check by the supervision and checking department of district planning bureau, the construction can be carried out.

2. Excluding matters on the fire fighting, forestation, traffic, environment protection, town planning, cultural relic, etc. shall be settled appropriately by the construction unit and the relevant governing department.

3. The design unit shall undertake the design responsibility. In accordance with regulations, the construction unit shall take the design responsibility if it permits a non-formal design unit to design the project.

4. After the issuance of the Construction Planning Certificate and annex hereof, the construction is not carried out for the changes of construction design or other causes for one year, the Construction Planning Certificate and annex hereof lose validity automatically. At the time of construction, the holder hereof shall report to the examination and approval authority again and start construction after obtaining approval.

5. Any project that requires the holder hereof to work out the completion drawing in accordance with regulations, the completion drawing shall be worked out according to the relevant state regulations, and sent to the district planning bureau.


Complementary notice:

       Note: According to the requirements of Suggestions for Beijing Government Completion of the State Council's notice on Strengthen Supervision and Administration of the Urban and Rural Planning (Jingzhengfa [2002] No. 33), the original Planning Bureau of Changping District has been changed as a dispatched organ of City Planning Committee, and the name of it is changed as Changping sub-bureau of Beijing Planning Committee as of March 1, 2003.








      Annex to Certificate for Construction Project Plan

                    Construction Project


                                      2003-guichangjianzi-0158



Construction unit:             Beijing Dahua Real Estate Development Ltd.
Location of construction:      Beiqijia Township, Changping Disttrict
Drawing No.:
Contact of construction unit:  Xiong Yunbao
Telephone:                     13601018837
Issuing date:                  September 4, 2003


  Name of        Scale of   Number of layer
construction   construction -----------------             Number
  project       (square      Over    Under      Height      of    Construction   Cost
                 meter)    -ground  -ground     (meter)  Building   Type        (Yuan)    Note
-----------------------------------------------------------------------------------------------

E-type housing	  7722	       3        0        14.6       27     Masonry    10,038,600
F-type housing	  1656	       2        0        10.2        8     Masonry     2,152,800
G-type housing	  4020	       2        0        9.45       15     Masonry     5,226,000


cc: City Planning Bureau, construction unit

NOTES:

1. The annex hereof and the Construction Planning Certificate are equally valid.

2.    Notices can be referred to the Construction Planning Certificate.

NOTICE:


1. Only after the completion of the setting-out work for this project and check by the supervision and checking department of district planning bureau, the construction can be carried out.

2. Excluding matters on the fire fighting, forestation, traffic, environment protection, town planning, cultural relic, etc. shall be settled appropriately by the construction unit and the relevant governing department.

3. The design unit shall undertake the design responsibility. In accordance with regulations, the construction unit shall take the design responsibility if it permits a non-formal design unit to design the project.

4. After the issuance of the Construction Planning Certificate and annex hereof, the construction is not carried out for the changes of construction design or other causes for one year, the Construction Planning Certificate and annex hereof lose validity automatically. At the time of construction, the holder hereof shall report to the examination and approval authority again and start construction after obtaining approval.

5. Any project that requires the holder hereof to work out the completion drawing in accordance with regulations, the completion drawing shall be worked out according to the relevant state regulations, and sent to the district planning bureau.

Complementary notice:

      Note: According to the requirements of Suggestions for Beijing Government Completion of the State Council's notice on Strengthen Supervision and Administration of the Urban and Rural Planning (Jingzhengfa [2002] No.
      33), the original Planning Bureau of Changping District has been changed as a dispatched organ of City Planning Committee, and the name of it is changed as Changping sub-bureau of Beijing Planning Committee of March 1, 2003.